SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K


                         Current Report


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported):  December 18,
                    2000 (December 14, 2000)



                KANSAS CITY POWER & LIGHT COMPANY
     (Exact name of registrant as specified in its charter)



                              1-707
                    (Commission file number)


         MISSOURI                                  44-0308720
(State  of  other jurisdiction of               (I.R.S. Employer
incorporation  or organization)                Identification No.)


                           1201 Walnut
                  Kansas City, Missouri  64106
            (Address of principal executive offices)


                         (816) 556-2200
      (Registrant's telephone number, including area code)


                         NOT APPLICABLE
  (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

KCPL ISSUES $250,000,000 AGGREGATE PRINCIPAL AMOUNT OF SENIOR DEBT SECURITIES.

      Kansas City Power & Light Company files herewith copies of the Indenture, Underwriting Agreement and Terms Agreement entered into in connection with its issuance of $250,000,000 aggregate principal amount of 7.125% Senior Notes due December 15, 2005.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibit
    Number

     4(a) Indenture dated as of December 1, 2000, between Kansas City Power & Light Company and The Bank of New York.

     4(b) Underwriting Agreement dated December 13, 2000, among the Company and Banc of America Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

     4(c) Terms Agreement dated December 14, 2000, among the Company and Banc of America Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the underwriters named therein.

                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              KANSAS CITY POWER & LIGHT COMPANY

                              /s/Jeanie Sell Latz

                              Senior Vice President-Corporate Services


Date:     December 18, 2000